Exhibit 10.11

                          GUARANTY OF PAYMENT AGREEMENT

         THIS GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this _____ day of August, 2003, by GP STRATEGIES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Guarantor") for the benefit of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         A. General Physics Corporation, a corporation organized under the laws of the State of Delaware (the "Borrower") has applied to the Lender for a revolving credit facility in the maximum principal amount of $25,000,000 and a letter of credit facility as a part of the revolving credit facility (the "Loan"), which is to be advanced pursuant to the terms of a Financing and Security Agreement of even date herewith (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") by and between the Borrower and the Lender.

         B. All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

         C. The Guarantor has requested that the Lender enter into the Financing Agreement with the Borrower and make the credit facilities described in the Financing Agreement available to the Borrower.

         D. The Lender has required, as a condition to entering into the Financing Agreement, that the Guarantor execute this Agreement as additional security for the payment and performance of the Obligations.

         NOW, THEREFORE, in order to induce the Lender to enter into the Financing Agreement, the Guarantor covenants and agrees with the Lender as follows:

                                   ARTICLE I
                                  THE GUARANTY

Section 1.1       Guaranty.

         The Guarantor hereby unconditionally and irrevocably guarantees to the
Lender:

(a) the due and punctual payment in full (and not merely the collectibility) of the Obligations when due and payable, all according to the terms of any promissory note evidencing all or any part of the Obligations and the other Financing Documents; and

(b) the due and punctual performance of all of the other terms, covenants and conditions contained in the Financing Documents.


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Section 1.2       Guaranty Unconditional.

         The obligations and liabilities of the Guarantor under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Financing Agreement, any promissory note evidencing all or any part of the Obligations, or any of the other Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantor hereunder:

(a) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

(b) modify, amend, change or terminate any provisions of any of the Financing Documents, other than any Financing Document to which the Guarantor is a party;

(c) grant extensions or renewals of or with respect to any promissory note evidencing all or any part of the Obligations, any of the other Financing Documents or any of the Obligations;

(d) effect any release, subordination, compromise or settlement in connection with any promissory note evidencing all or any part of the Obligations, any of the other Financing Documents, or any of the Obligations;

(e) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Obligations or to the subordination of any lien or security interest therein;

(f) make advances for the purpose of performing any term, provision or covenant contained in the Financing Agreement or any of the other Financing Documents with respect to which the Borrower shall then be in default;

(g) make future advances to the Borrower pursuant to the Financing Agreement or any of the other Financing Documents;

(h) assign, pledge, hypothecate or otherwise transfer the Financing Agreement, any of the Financing Documents or this Agreement or any interest therein;

(i) deal in all respects with the Borrower as if this Agreement were not in effect; and

(j)      effect any release, compromise or settlement with another guarantor.


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Section 1.3       Guaranty Primary.

         The obligations and liabilities of the Guarantor under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, setoff, reduction or defense based upon any claim that the Guarantor may have against the Borrower, the Lender and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against the Borrower with respect to any promissory note evidencing all or any part of the Obligations or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon the Borrower, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against the Borrower or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against the Guarantor under this Agreement, either in the same action, if any, brought against the Borrower or in separate actions or proceedings, as often as the Lender may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the Borrower, any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrower or the Guarantor or any obligor under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Guarantor hereunder in any manner whatsoever, and this Agreement shall remain and continue in full force and effect. It is the intent and purpose of this Agreement that the Guarantor shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantor agrees that it shall be liable for the full amount of the obligations and liabilities under this Agreement, regardless of, and irrespective to, any modification, limitation or discharge of the liability of the Borrower, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

Section 1.4       Certain Waivers by the Guarantor.

         The Guarantor hereby unconditionally, irrevocably and expressly waives:
(a) presentment and demand for payment of the principal of or interest on any promissory note evidencing all or any part of the Obligations and protest of non-payment;

(b) notice of acceptance of this Agreement and of presentment, demand and protest thereof;

(c) notice of any default hereunder or under the Financing Agreement, or any of the other Financing Documents and notice of all indulgences;

(d) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Agreement;


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(e)      demand for observance, performance or enforcement of any of the terms or provisions of this Agreement, the Financing Agreement or any of the other Financing Documents;

(f) all errors and omissions in connection with the Lender's administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from acts of gross negligence or willful misconduct;

(g) any right or claim of right to cause a marshalling of the assets of the Borrower;

(h) any act or omission of the Lender (except acts or omissions from gross negligence or willful misconduct) which changes the scope of the Guarantor's risk hereunder; and

(i) all other notices and demands otherwise required by law which the Guarantor may lawfully waive.

Section 1.5       Reimbursement for Expenses.

         In the event the Lender shall commence any action or proceeding for the enforcement of this Agreement, then the Guarantor will reimburse the Lender, promptly upon demand, for any and all expenses incurred by the Lender in connection with such action or proceeding including, without limitation, reasonable attorneys' fees together with interest thereon at the Post-Default Rate.

Section 1.6       Events of Default.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement (individually, an "Event of Default" and collectively, the "Events of Default"):

(a) The failure of the Guarantor to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement.

(b) Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, financial statement or other document furnished in connection with this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

(c) A default shall occur under 0(a) (Existence) which default shall continue for thirty (30) days after Notice from the Lender to the Guarantor.

(d) The failure of the Guarantor to perform, observe or comply with any covenant, condition or agreement contained in this Agreement and not otherwise referred to in this Section 1.6.


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(e)      A default shall occur under any of the other Financing Documents and such default is not cured within any applicable grace period provided therein.

(f) The Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (vii) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Guarantor's business or the use or disposition of a material portion of the Guarantor's assets.

(g) (i) An order for relief shall be entered in any involuntary case brought against the Guarantor under the Bankruptcy Code, or (ii) any such case shall be commenced against the Guarantor and shall not be dismissed within sixty (60) days after the filing of the petition, or
         (iii) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Guarantor (A) adjudicating the Guarantor bankrupt or insolvent, or (B) appointing a receiver, trustee or liquidator of the Guarantor, or of a material portion of the Guarantor's assets, or (C) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Guarantor's business or the use or disposition of a material portion of the Guarantor's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

(h) Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $500,000 against the Guarantor, and the failure by the Guarantor to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

(i) If the Lender in its sole discretion determines in good faith that a material adverse change has occurred in the financial condition of the Guarantor.


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(j)      If the Guarantor shall liquidate, dissolve or terminate its existence without the prior written consent of the Lender.

(k) An Event of Default, as defined in the Subordinated Debt Loan Documents, shall occur. Section 1.7 Rescission of Election to Accelerate.

         In the event the Lender shall elect to accelerate the maturity of any promissory note evidencing all or any part of the Obligations as to the Guarantor pursuant to the provisions of this Agreement, such election may be rescinded by written acknowledgment to that effect by the Lender; provided, however, that the acceptance of a partial payment on account of any promissory note evidencing all or any part of the Obligations shall not alone effect or rescind such election.

Section 1.8       Subordination; Subrogation.

         In the event the Guarantor shall advance any sums to the Borrower, or in the event the Borrower has heretofore or shall hereafter become indebted to the Guarantor before the Obligations have been paid in full, all such advances and indebtedness shall be subordinate in all respects to the Obligations (the "Guarantor Subordinated Debt"). Any payment to the Guarantor on account of the Guarantor Subordinated Debt shall be collected and received by the Lender or the Guarantor in trust for the Lender and shall be paid over to the Lender on account of the Obligations without impairing or releasing the obligations of the Guarantor hereunder.


         Subsequent to the occurrence and during the continuance of an Event of Default, or if the payment thereof would cause an Event of Default, the Guarantor shall not ask, demand, receive, accept, sue for, set off, collect or enforce the Guarantor Subordinated Debt or any collateral and security therefor. The Guarantor represents and warrants to the Lender that the Guarantor Subordinated Debt is unsecured and agrees not to receive or accept any collateral or security therefor without the prior written permission of the Lender. The Guarantor shall not assign, transfer, hypothecate or dispose of the Guarantor Subordinated Debt while this Agreement is in effect. In the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon, or with respect to, all or any part of the Guarantor Subordinated Debt or otherwise shall be paid or delivered directly to the Lender for application to the obligations and liabilities of the Guarantor under this Agreement (whether due or not due and in such order and manner as the Lender may determine in the exercise of its sole discretion) until the obligations of the Guarantor hereunder shall have been fully paid and satisfied. Subsequent to the occurrence and during the continuance of an Event of Default, the Guarantor hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution on account of the Guarantor Subordinated Debt and give acquittance therefor and to file claims and take such other proceedings in the Lender's own name or in the name of the Guarantor or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Agreement. The Guarantor hereby agrees to execute and deliver to the Lender such powers of attorney, assignments, endorsements or

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other instruments as may be requested by the Lender in order to enable the
Lender to enforce any and all claims upon, or with respect to, the Guarantor Subordinated Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect thereto.


         So as to secure the performance by the Guarantor of the provisions of this Agreement, the Guarantor assigns, pledges and grants to the Lender a security interest in, and lien on, the Guarantor Subordinated Debt, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Lender, the Guarantor shall endorse, assign and deliver to the Lender all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Guarantor Subordinated Debt.


         Nothing contained in this Agreement shall be construed to give the Guarantor any right of subrogation in or to the Obligations or any of the Financing Documents, or all or any part of the interest of the Lender therein, until the Obligations have been paid in full.

Section 1.9       CONFESSED JUDGMENT.

         UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE GUARANTOR HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR THE GUARANTOR IN ANY COURT OF RECORD AND CONFESS JUDGMENT AGAINST THE GUARANTOR WITHOUT PRIOR HEARING, IN FAVOR OF THE LENDER FOR, AND IN THE AMOUNTS OF, THE BALANCE THEN DUE UNDER ANY ONE OR MORE OF THE PROMISSORY NOTES EVIDENCING ALL OR ANY PART OF OBLIGATIONS, ALL ACCRUED AND UNPAID INTEREST THEREON, ALL OTHER AMOUNTS PAYABLE BY THE GUARANTOR TO THE LENDER UNDER THE TERMS OF THIS AGREEMENT, COSTS OF SUIT, AND ATTORNEYS' FEES OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL SUM. BY ITS ACCEPTANCE OF THIS AGREEMENT, THE LENDER AGREES THAT IN THE EVENT THE LENDER EXERCISES AT ANY TIME ITS RIGHT TO CONFESS JUDGMENT UNDER THIS AGREEMENT, THE LENDER SHALL USE ITS BEST EFFORTS TO OBTAIN LEGAL COUNSEL WHO WILL CHARGE THE LENDER FOR ITS SERVICES ON AN HOURLY BASIS, AT ITS CUSTOMARY HOURLY RATES AND ONLY FOR THE TIME AND REASONABLE EXPENSES INCURRED. IN NO EVENT SHALL THE LENDER ENFORCE THE LEGAL FEES PORTION OF A CONFESSED JUDGMENT AWARD FOR AN AMOUNT IN EXCESS OF THE FEES AND EXPENSES ACTUALLY CHARGED TO THE LENDER FOR SERVICES RENDERED BY ITS COUNSEL IN CONNECTION WITH SUCH CONFESSION OF JUDGMENT AND/OR THE COLLECTION OF SUMS OWED TO THE LENDER. IN THE EVENT THE LENDER RECEIVES, THROUGH EXECUTION UPON A CONFESSED JUDGMENT, PAYMENTS ON ACCOUNT OF ATTORNEYS' FEES IN EXCESS OF SUCH ACTUAL ATTORNEYS' FEES AND EXPENSES INCURRED BY THE LENDER, THEN, AFTER FULL REPAYMENT AND SATISFACTION OF ALL OF THE OBLIGATIONS, THE LENDER SHALL REFUND SUCH EXCESS AMOUNT TO THE GUARANTOR. THE GUARANTOR HEREBY RELEASES, TO THE

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EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION,
APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE GUARANTOR MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE GUARANTOR SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY AND DESIRABLE, FOR ALL OF WHICH THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

Section 2.1       Representations and Warranties.

         The Guarantor represents and warrants to the Lender as follows:

                  2.1.1 Good Standing.

                  The Guarantor (a) is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                  2.1.2 Power and Authority.

                  The Guarantor has full power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party and to incur and perform the Obligations whether under this Agreement or the other Financing Documents, all of which have been duly authorized by all proper and necessary action under the governing documents of the Guarantor. No consent or approval of owners or any creditors of the Guarantor, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Guarantor, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance by the Guarantor of the Obligations.

                  2.1.3 Binding Agreements.

                  This Agreement and the other Financing Documents executed and delivered by the Guarantor have been properly executed and delivered and constitute the valid and legally binding obligations of the Guarantor and are fully enforceable against the Guarantor in accordance with their respective terms.

                  2.1.4 No Conflicts.

                  Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Guarantor nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) the Guarantor's organizational documents, (b) any existing mortgage, indenture, contract or agreement binding on the Guarantor or affecting its property, or (c) any applicable Laws.

                  2.1.5 Compliance with Laws.

                  The Guarantor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator or any Governmental Authority affecting the Guarantor or any of its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Guarantor.

                  2.1.6 Litigation.

                  There are no proceedings, actions or, to the knowledge of the Guarantor, investigations pending or, so far as the Guarantor knows, threatened before or by any court, arbitrator or any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Guarantor, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations of the Guarantor.

                  2.1.7 Financial Condition.

                  The financial statements of the Guarantor dated December 31, 2002 are complete and correct and fairly present the financial position of the Guarantor and its Subsidiaries and the results of their operations and transactions in its surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no material liabilities, direct or indirect, fixed or contingent, of the Guarantor or its Subsidiaries as of the date of such financial statements that are not reflected therein or in the notes thereto. There has been no adverse change in the financial condition or operations of the Guarantor and its Subsidiaries since the date of such financial statements and to the Guarantor's knowledge no such adverse change is pending or threatened. The representations and warranties contained in this Section shall also cover financial statements furnished from time to time to the Lender pursuant to Section 3.1 (Financial Statements).

                  2.1.8 Full Disclosure.

                  The financial statements referred to in Section 2.1.7 (Financial Condition), the Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by the Guarantor in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Guarantor which the Guarantor has not disclosed to the Lender in writing prior to the date of this Agreement which materially and adversely affects or in the future could, in the reasonable opinion of the Guarantor materially adversely affect the condition, financial or other wise, results of operations, business, or assets of the Guarantor and its Subsidiaries taken as a whole.

                  2.1.9 Financial Interest.

                  The Guarantor has a financial interest in the Borrower and will derive a benefit from the Loan extended to and the Obligations incurred by the Borrower.

                  2.1.10 Subordinated Debt.

                  None of the Subordinated Debt Loan Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to Lender in writing on or before the date hereof. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Loan Documents.

                  Section 2.2 Survival; Updates of Representations and
Warranties.

                  All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Financing Agreement and the incurring of any Obligations.

                                  ARTICLE III
                                    COVENANTS


         The Guarantor hereby covenants and agrees as follows:

Section 3.1       Financial Statements.

     Guarantor shall furnish to Lender:

     (a) Annual Statements and Certificates. Guarantor shall furnish to Lender as soon as available, but in no event more than one hundred twenty (120) days after the close of each fiscal year of Guarantor, a copy of the annual audited financial statement in reasonable detail satisfactory to the Lender relating to the Guarantor and its Subsidiaries, prepared in accordance with GAAP and examined and certified by KPMG LLP or such other independent certified public accountants satisfactory to Lender, which financial statement shall include an audited consolidated and unaudited consolidating balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and audited consolidated and unaudited consolidating statements of income, cash flows and changes in shareholders equity of the Guarantor and its Subsidiaries for such fiscal year.

     (b) Quarterly Statements and Certificates. Guarantor shall furnish to Lender as soon as available, but in no event more than fifty (50) days after the close of Guarantor's fiscal quarters, consolidated balance sheets of the Guarantor and its Subsidiaries as of the close of such period, consolidated

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income, cash flows and changes in shareholders equity statements for such period, projected cash flow on a quarterly basis and projected income statements, each prepared by a Responsible Officer of the Guarantor in a format acceptable to the Lender and accompanied by a certificate of that officer stating whether, to the best of his or her knowledge, any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

     (c) Annual Budget and Projections. Guarantor shall furnish to Lender as soon as available, but in no event later than forty-five (45) days before the end of each fiscal year a consolidated and consolidating budget on a quarterly basis for the following fiscal year.

     (d) Additional Reports and Information. Guarantor shall furnish to Lender promptly, such additional information, reports or statements as Lender may from time to time reasonably request.

Section 3.2       Reports to SEC and to Stockholders.

     Guarantor will furnish to Lender, promptly upon the filing or making thereof, at least one (l) copy of all financial statements, reports, notices and proxy statements sent by Guarantor to its stockholders, and of all regular and other reports filed by Guarantor with any securities exchange or with the Securities and Exchange Commission.

Section 3.3       Recordkeeping, Rights of Inspection, Field Examination, Etc.

     The Guarantor will (a) maintain or cause to be maintained full, complete, accurate and adequate records and books of account in accordance with generally accepted accounting principles consistently applied; (b) prior to the occurrence of an Event of Default, permit the Lender and its duly authorized agents, attorneys and accountants to inspect, examine, and copy its records and books of account during normal business hours up to three (3) times per year; and (c) subsequent to the occurrence and during the continuance of an Event of Default, permit the Lender and its duly authorized agents, attorneys and accountants to inspect, examine, and copy its records and books of account at all such times and as often as Lender may request.

Section 3.4       Existence.

     Guarantor shall (a) maintain, and cause each of its Subsidiaries to maintain, its existence in good standing in the jurisdiction in which it is organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of Guarantor to perform the Obligations, on the conduct of Guarantor's operations, or on Guarantor's financial condition and (b) remain a Registered Organization under the laws of the jurisdiction stated in the Preamble of this Agreement.

Section 3.5       Compliance with Laws.

     Guarantor shall comply, and cause each of its Subsidiaries to comply, with all applicable Laws and observe the valid requirements of Governmental Authorities, the non-compliance with or the non-observance of which might have a material adverse effect on the ability of Guarantor to perform the Obligations, on the conduct of Guarantor's operations or on Guarantor's financial condition.

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Section 3.6       Notification of Events of Default and Adverse Developments.

         Guarantor shall promptly notify Lender upon obtaining knowledge of the occurrence of:

          (a) any Event of Default;

          (b) any Default;

          (c) any litigation instituted or threatened against Guarantor or its Subsidiaries and of the entry of any judgment or Lien (other than any Permitted Liens) against any of the assets or properties of Guarantor or any Subsidiary where the claims against Guarantor or any of its Subsidiaries exceed Five Thousand Dollars ($500,000) and are not covered by insurance;

          (d) any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Guarantor or any of its Subsidiaries;

          (e) any judicial, administrative or arbitral proceeding pending against Guarantor or any of its Subsidiaries and any judicial or administrative proceeding known by Guarantor to be threatened against it or any of its Subsidiaries that, if adversely decided, could materially adversely affect its financial condition or operations (present or prospective);

          (f) the receipt by Guarantor or any of its Subsidiaries of any notice, claim or demand from any Governmental Authority which alleges that Guarantor or any Subsidiary is in violation of any of the terms of, or has failed to comply with any applicable Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act; and

          (g) any other development in the business or affairs of Guarantor and any of its Subsidiaries that may could have a materially adverse effect on the Guarantor and its Subsidiaries taken as a whole;

in each case describing in detail satisfactory to Lender the nature thereof and the action Guarantor proposes to take with respect thereto.

Section 3.7       Estoppel Certificates.

         Within ten (10) days following any request of the Lender so to do, the Guarantor will furnish the Lender and such other persons as the Lender may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Agreement.

Section 3.8       Capital Structure, Merger, Acquisition or Sale of Assets.

         Other than the acquisition of stock in Five Star Products Group and the sale of Millenium Stock and Hemispherix Biopharma, Inc. stock, all listed on the

NASDAQ, Guarantor will not enter into any merger or consolidation or amalgamation, windup or dissolve itself (or suffer any liquidation or dissolution) or acquire all or substantially all the assets of any Person, or sell, lease or otherwise dispose of any of its assets. Any consent of Lender to the disposition of any other assets may be conditioned on a specified use of the proceeds of disposition.

Section 3.9       Investments, Loans and Other Transactions.

         Guarantor will not, and will not permit any of its Subsidiaries to, (a) make, assume, acquire or hold any investment in any real property (unless used in connection with its business and treated as a Fixed or Capital Asset of Guarantor or the Subsidiary) or any Person, whether by stock purchase, capital contribution, acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), (b) guaranty or otherwise become contingently liable for the Indebtedness or obligations of any Person, (c) make any loans or advances, or otherwise extend credit to any Person, or (d) enter into or participate in any transaction with any Affiliate, Guarantor or Affiliate of Guarantor or, except in the ordinary course of business, with the officers, directors, employees and other representatives of Guarantor and/or any Subsidiary, except:

          (a) any advance to an officer or employee of Guarantor or any Subsidiary for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by Guarantor and its Subsidiaries (taken as a whole) outstanding at any time shall not exceed One Hundred Thousand Dollars ($100,000);

          (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

          (c) any investment in Cash Equivalents; and

          (d) guarantees, loans, investments or advances existing on the date hereof and reflected on Schedule 3.9 attached hereto and made a part hereof.

Section 3.10      Stock of Subsidiaries.

         Other than the spin-off of NPDC and MXLcontemplated as of the date hereof, Guarantor will not sell or otherwise dispose of any shares of capital stock of any Subsidiary (except in connection with a merger or consolidation of a Wholly Owned Subsidiary into Guarantor or another Wholly Owned Subsidiary or with the dissolution of any Subsidiary) or permit any Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.

Section 3.11      Subordinated Indebtedness.

         Guarantor will not make:

          (a) any payment of principal of, or interest on, any of the Subordinated Indebtedness, including, without limitation, the Subordinated Debt, if a Default or an Event of Default then exists under the Obligations or would result from such payment;

          (b) any payment of the principal or interest due on the Subordinated Indebtedness as a result of acceleration thereunder or a mandatory prepayment thereunder;

          (c) any amendment or modification of or supplement to the documents evidencing or securing the Subordinated Indebtedness; or

          (d) payment of principal or interest on the Subordinated Indebtedness other than when due (without giving effect to any acceleration of maturity or mandatory prepayment).

Section 3.12      Method of Accounting; Fiscal Year.

         Guarantor will not:

          (a) change the method of accounting employed in the preparation of any financial statements furnished to Lender under the provisions of Section
     3.1 (Financial Statements), unless required to conform to GAAP and on the condition that Guarantor's accountants shall furnish such information as Lender may request to reconcile the changes with Guarantor's prior financial statements.

          (b) change its fiscal year from a year ending on December 31.

                                   ARTICLE IV
                                  MISCELLANEOUS

Section 4.1       Notices.

         All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or five (5) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

                  Guarantor:       GP Strategies Corporation
                                   777 Westchester Avenue, 4th Floor
                                   White Plains, NY 10605
                                   Attention: Scott Greenberg, President


                  with a copy to:  Patricia F. Brennan, Esquire
                                   Morgan, Lewis & Bockius LLP
                                   101 Park Avenue
                                   New York, NY 10178

                  Lender:          Wachovia Bank, National Association
                                   MD4305
                                   7 Saint Paul Street, 2nd Floor
                                   Baltimore, Maryland 21202
                                   Attention: Lucy C. Campbell


         By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

Section 4.2       Amendments; Waivers.

         This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Guarantor. No waiver of any provision of this Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Guarantor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any right or remedy under this Agreement or under applicable Laws.


         Without implying any limitation on the foregoing:

          (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

          (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

          (c) No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

          (d) No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

          (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

Section 4.3       Cumulative Remedies.

         The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

          (a) proceed against the Guarantor with or without proceeding against the Borrower or any other Person who may be liable for all or any part of the Obligations;

          (b) proceed against the Guarantor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

          (c) without reducing or impairing the obligation of the Guarantor and without notice, release or compromise with any other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; or

          (d) without reducing or impairing the obligations of the Guarantor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the credit facilities under the Financing Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

Section 4.4       Severability.

         In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

          (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

          (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

          (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations shall become immediately due and payable; and

          (d) if the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in material part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

Section 4.5       Assignments by Lender.

         The Lender may, without notice to, or consent of, the Guarantor, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

Section 4.6       Successors and Assigns.

         This Agreement shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

Section 4.7       Continuing Agreements.

         All covenants, agreements, representations and warranties made by the Guarantor in this Agreement and in any certificate delivered pursuant hereto shall survive the making by the Lender of advances and other extensions of credit under the Loan and the execution and delivery of each promissory note evidencing all or any part of the Obligations, shall be binding upon the Guarantor regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Lender's request, and as a condition of the release of any one or more of the Security Documents, the Guarantor and other Persons obligated with respect to the Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever in connection with the Obligations against the Lender, its agents and others, or to the extent there are, the same are waived and released.

Section 4.8       Applicable Law.

         The Guarantor and the Lender acknowledge and agree that this Agreement shall be governed by the Laws of the State.

Section 4.9       Duplicate Originals and Counterparts.

         This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

Section 4.10      Headings; Etc.

         The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The above Recitals are part of this Agreement.

Section 4.11      No Partnership; Third Parties.

         Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Guarantor and the Lender other than the relationship of guarantor and lender and the Guarantor and the Lender shall not be considered partners or co-venturers for any purpose. The terms and provisions of this Agreement are for the benefit of the Lender and its successors, assigns, endorsees and transferees and all persons claiming under or through it and no other person shall have any right or cause of action on account thereof. The Lender has no obligation to make any advance of any loan provided for in the Financing Agreement or otherwise for the benefit of the Guarantor; the Guarantor has no beneficial interest in the proceeds of any of the loans or otherwise under the Obligations or rights or claims under the Financing Agreement or any of the other Financing Documents. The obligations and liabilities of the Guarantor shall in no manner be affected by the actual use of the proceeds of the Loan or otherwise or whether the Lender waives any or all of the conditions to advances set forth in the Financing Agreement or any of the other Financing Documents.

Section 4.12      Consent to Jurisdiction.

         The Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to the jurisdiction of which the Guarantor is subject, by a suit upon such judgment provided that service of process is effected upon the Guarantor in a manner specified in this Agreement or as otherwise permitted by applicable law.

Section 4.13      Service of Process.

         The Guarantor hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Guarantor at the Guarantor's address designated in Section 4.1

(Notices). The Guarantor irrevocably agrees that such service (y) shall be deemed in every respect to be effective service of process upon it in any such suit, action, or proceeding and (z) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Guarantor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Guarantor in the courts of any other appropriate jurisdiction or jurisdictions.

Section 4.14      WAIVER OF TRIAL BY JURY.

         THE GUARANTOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PRO CEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.


         This waiver is knowingly, willingly and voluntarily made by the Guarantor and the Lender, and the Guarantor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Guarantor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

Section 4.15      Liability of the Lender.

         The Guarantor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.


         By inspecting the Collateral or any other properties of the Borrower or by accepting or approving anything required to be observed, performed or fulfilled by the Borrower or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

Section 4.16      Reinstatement.

         If at any time any payment, or portion thereof, made by, or for the account of, the Borrower or the Guarantor on account of any of the obligations and liabilities arising hereunder or under any of the Financing Documents is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender to the Borrower or to the Guarantor under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Borrower or any substantial part of its properties or assets, the Guarantor hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

Section 4.17      Complete and Final Expression of Agreement.

         This Agreement is intended by the Lender and the Guarantor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Guarantor shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement. The Lender and the Guarantor further agree that there are no conditions to the full effectiveness of this Agreement, unless otherwise expressly stated herein. The Guarantor has unconditionally delivered this Agreement to the Lender, and failure to sign this or any other guarantee by any other person shall not discharge the liability of the Guarantor hereunder.


         WITNESS the signature and seal of the Guarantor as of the day and year first above written.

WITNESS OR ATTEST:                     GP STRATEGIES CORPORATION



_________________________              By:__________________________(SEAL)
                                            Name:
                                            Title:


STATE OF ____________, COUNTY OF ___________, TO WIT:

     I HEREBY CERTIFY, that on this _____ day of August, 2003, before me, a Notary Public of said State, personally appeared ________________________, who acknowledged himself to be the ___________________ of GP Strategies Corporation, a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained as the duly authorized ______________ of said corporation by signing the name of the corporation by himself as ______________.


         WITNESS my hand and Notarial Seal.



                                            ------------------------------
                                             Notary Public
My Commission Expires: